S

Exhibit 10.1

EXECUTION COPY

XL Capital Ltd

Non-Cumulative Perpetual Preferred Securities

________

Subscription Agreement

December 5, 2006

Goldman Sachs International
Peterborough Court
133 Fleet Street
London EC4A 2BB
England

Ladies and Gentlemen:

Stoneheath Re, a Cayman Islands exempted company (the “Issuer”), and XL Capital Ltd, a Cayman Islands exempted limited company (the “Company”), confirm their respective agreements with Goldman Sachs International (the “Manager”) with respect to the issue and sale by the Issuer of U.S.$350,000,000 aggregate liquidation preference of non-cumulative perpetual preferred securities, having a liquidation preference of U.S.$1,000 per share (the “Issuer Preferred Securities”). Any references in this Agreement to “you” relate to Goldman Sachs International as Manager. All capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Pricing Memorandum (as defined in Section 1(a)).

The Issuer is licensed as a Restricted Class B insurer under the laws of the Cayman Islands (including the Insurance Law (2004 Revision)) and was formed for the purpose of providing certain insurance and reinsurance subsidiaries (the “Ceding Insurers”) of the Company with multi-year excess of loss reinsurance capacity. At the Time of Delivery (as defined in Section 5(a)), the Issuer and the Ceding Insurers will enter into a reinsurance agreement (the “Reinsurance Agreement”) providing for such reinsurance by the Issuer, and the Issuer and the Company will enter into a securities issuance agreement (the “Securities Issuance Agreement”) providing that whenever the Issuer makes a payment to a Ceding Insurer under the Reinsurance Agreement, the Company will issue and deliver to the Issuer Series D Preference Ordinary Shares of the Company (the “XL Preferred Securities”) having an aggregate liquidation preference equal to the amount of such payment on such terms as are set out in the Securities Issuance Agreement. At the Time of Delivery, the Issuer will pay the Company in advance the aggregate par value of the maximum number of XL Preferred Securities that may be issued under the Securities Issuance Agreement and such payment will be funded with the proceeds of an interest free loan (the “Par Value Loan”) from the Company.

Pursuant to the Reinsurance Agreement, the gross proceeds from the issue and sale of the Issuer Preferred Securities will be deposited in a trust account (the “Trust Account”) established in accordance with a trust agreement (the “Trust Agreement”) with The Bank of New York, as trustee (the “Account Trustee”) and will be available to satisfy obligations of the Issuer to the Ceding Insurers under the Reinsurance Agreement. In addition, the Company may be required or permitted in certain circumstances to issue and deliver to the Issuer an amount of XL Preferred Securities having an aggregate liquidation preference equal to the remaining assets in the Trust Account in exchange for a distribution of such assets from the Trust Account to the Company.

The Issuer will also enter into an asset swap agreement (the “Asset Swap Agreement”) with Goldman Sachs International, as asset swap counterparty (the “Asset Swap Counterparty”). The primary purpose of the Asset Swap Agreement is to (i) convert the interest yield on the eligible assets held in the Trust Account to a rate that is consistent with the accrual of dividends on the Issuer Preferred Securities and (ii) enable the Issuer to receive the amount initially invested in eligible assets in the Trust Account as and when such eligible assets are liquidated, regardless of the amounts actually realized upon the related sale, in each case subject to the limitations described in the Pricing Memorandum.

The Issuer will also enter into a interest rate swap agreement (the “Interest Rate Swap Agreement”) with IXIS Financial Products Inc. (the “Interest Rate Swap Counterparty”) in order to swap floating rate payments received from the Asset Swap Counterparty under the Asset Swap Agreement for fixed rate payments.

Furthermore, the Issuer will also enter into an administration agreement (the “Administration Agreement”) with HSBC Financial Services (Cayman) Limited, as administrator (the “Administrator”) and a paying agency agreement (the “Paying Agency Agreement”) with The Bank of New York (the “Agent).

Each of the transactions set forth in the foregoing paragraphs and as more fully described in the Pricing Memorandum and the Offering Memorandum (each as defined in Section 1(a)), is collectively referred to herein as the “Transactions.”

For purposes of this Agreement, the “Transaction Documents” shall mean:

(1) the Reinsurance Agreement;

(2) the Securities Issuance Agreement;

(3)  the Par Value Loan documents;

(4) the Trust Agreement;

(5)  the Asset Swap Agreement;

(6) the Interest Rate Swap Agreement;

(7) the Administration Agreement; and

(8) the Paying Agency Agreement.

1.  The Company represents and warrants to, and agrees with, the Manager that (for all purposes of this Section 1, and the opinions delivered pursuant to Section 9 hereof, references to Ceding Insurers shall only include those Ceding Insurers that are bound by the Reinsurance Agreement at the Time of Delivery):

(a)  A preliminary offering memorandum, dated November 27, 2006 (the “Preliminary Offering Memorandum”) and an offering memorandum, dated December 5, 2006 (the “Offering Memorandum”), have been prepared in connection with the offering of the Issuer Preferred Securities and the XL Preferred Securities issuable pursuant to the Securities Issuance Agreement. The Preliminary Offering Memorandum, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(b)), is hereinafter referred to the “Pricing Memorandum”. Any reference to the Preliminary Offering Memorandum, the Pricing Memorandum or the Offering Memorandum shall be deemed to refer to and include the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as amended, Quarterly Reports on Form 10-Q for the periods ended March 31, 2006, June 30, 2006 and September 30, 2006, each as amended, Current Reports on Form 8-K filed on March 17, 2006, April 11, 2006, May 4, 2006, May 11, 2006, May 19, 2006, May 30, 2006, June 6, 2006, June 8, 2006, June 9, 2006, June 19, 2006, July 17, 2006, September 1, 2006, September 21, 2006, October 3, 2006, October 17, 2006, November 9, 2006, November 16, 2006, November 27, 2006, December 4, 2006 and December 5, 2006 and the Proxy Statement filed on March 23, 2006, respectively, and any amendment or supplement thereto, as well as all subsequent documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c), 14 or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) on or prior to the date of such memorandum and any reference to the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and prior to such specified date furnished by the Company prior to the completion of the distribution of the Issuer Preferred Securities; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, the Pricing Memorandum or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports”. The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule I(a) hereof. The Preliminary Offering Memorandum or the Offering Memorandum and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use therein;

(b)  For the purposes of this Agreement, the “Applicable Time” is 2:45 pm (London time) on the date of this Agreement; the Pricing Memorandum as supplemented by the information set forth in Schedule II hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Company Supplemental Disclosure Document (as defined in Section 7(a) listed on Schedule I(b) hereto does not conflict with the information contained in the Pricing Memorandum or the Offering Memorandum and each such Company Supplemental Disclosure Document, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, including all of the risk factors and other disclosures included therein, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in a Company Supplemental Disclosure Document in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use therein;

(c)  The documents incorporated by reference in the Pricing Memorandum and the Offering Memorandum, when they were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; any further documents so filed and incorporated by reference in the Offering Memorandum or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule I(a) hereto;

(d)  Neither the Company nor any of its Significant Subsidiaries (as defined below) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Memorandum, which loss or interference would have a Material Adverse Effect (as defined below), or would reasonably be expected to have a prospective Material Adverse Effect; and, since the respective dates as of which information is given in the Pricing Memorandum, there has not been any change in the capital stock (other than changes resulting from the exercise of stock options or the conversions of warrants or capital stock which were outstanding as of such date, or from the exercise of options granted after such date in the ordinary course of business or from repurchases of capital stock) or long-term debt of the Company or any of its Significant Subsidiaries or any material adverse change, or any development that would reasonably be expected to involve a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its Significant Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Memorandum;

(e)  The Company and each of the Ceding Insurers has been duly organized and is validly existing and in good standing as an exempted limited company or other business entity under the laws of its jurisdiction of organization, with full power and authority to own its properties and conduct its business as described in the Pricing Memorandum and to enter into and perform its obligations under this Agreement and the Transaction Documents to which it is a party and to consummate the Transactions to be performed by it pursuant to the Transaction Documents, and has been duly qualified as a foreign company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where such failure to be so qualified in any such jurisdiction or to have any such power or authority would not have a material adverse effect on the current or future condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole or on the transactions contemplated by this Agreement and the Transaction Documents (a “Material Adverse Effect”); and each Significant Subsidiary of the Company has been duly incorporated or organized and is validly existing as a corporation or such other entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be;

(f)  Each of the Transaction Documents to which the Company and/or a Ceding Insurer is to be a party has been duly authorized by the Company and/or such Ceding Insurer, as the case may be, and as of the Time of Delivery will have been duly executed and delivered by the Company and/or such Ceding Insurer, as the case may be, and will be a valid and legally binding agreement of the Company and/or such Ceding Insurer, as the case may be, enforceable against the Company and/or such Ceding Insurer, as the case may be, in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, liquidation, winding up, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in equity or at law).

(g)  This Agreement has been duly authorized, executed and delivered by the Company;

(h)  As of the Time of Delivery, the XL Preferred Securities will have been duly and validly authorized and reserved for issuance in such amounts as shall be required to consummate the transactions contemplated by this Agreement and the Transaction Documents, and, when (and if) issued and delivered in accordance with the terms of the Securities Issuance Agreement and the resolutions of the Board of Directors of the Company or any attorney-in-fact thereof designating such XL Preferred Securities against payment of the purchase price therefor, will be duly and validly issued and fully paid and nonassessable; the issuance of the XL Preferred Securities is not subject to any preemptive or other similar rights and no holder of XL Preferred Securities will be subject to personal liability by reason by reason of being such a holder; the resolutions of the Company’s Board of Directors or any attorney-in-fact thereof creating the XL Preferred Securities will be in full force and effect prior to the Time of Delivery and a copy of which shall have been delivered to the Manager;

(i)  The issue and sale by the Company of the XL Preferred Securities, if and when issued, the execution and delivery of this Agreement and the Transaction Documents to which the Company or any Ceding Insurer is to be a party and the compliance by the Company or any Ceding Insurer with all the provisions of the Issuer Preferred Securities, the XL Preferred Securities, this Agreement and the Transaction Documents to which such entities are to be a party at the Time of Delivery, and the consummation of the transactions contemplated herein and therein and by the Pricing Memorandum and the Offering Memorandum to be performed by them will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any Ceding Insurer, the Company or any of its Significant Subsidiaries is a party or by which any Ceding Insurer, the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of any Ceding Insurer, the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Association or the Memorandum of Association (or similar organizational documents) of any Ceding Insurer, the Company or any of its Significant Subsidiaries, or any statute or any order, rule or regulation of any court or governmental agency or body (“Governmental Agency”) having jurisdiction over any Ceding Insurer, the Company or any of its Significant Subsidiaries or any of their respective properties except in each case (other than with respect to such Articles of Association or Memorandum of Association (or similar organizational documents)) for such conflicts, violations, breaches or defaults which would not result in a Material Adverse Effect;

(j)  Except as disclosed on Schedule III with respect to the Cayman Islands Monetary Authority, and in full force and effect at the Applicable Time, no consent, approval, authorization, order, filing, registration or qualification of or with any Governmental Agency (a “Governmental Authorization”) is required for (i) the issue and sale by the Company of the XL Preferred Securities pursuant to the Securities Issuance Agreement, (ii) the execution, delivery and performance by any Ceding Insurer or the Company of this Agreement or the Transaction

Documents to which such entities are party or (iii) the consummation of the Transactions;

(k)  All of the issued share capital of the Company and each Significant Subsidiary has been duly and validly authorized and issued and is fully paid and non-assessable; and all of the issued share capital of each Significant Subsidiary of the Company has been duly and validly authorized and issued, is fully paid and non-assessable and (except for (i) an approximately 37% interest in Security Capital Assurance Ltd owned by third parties, (ii) a 15% ownership interest in XL Financial Assurance Ltd. owned by a third party and (iii) directors’ qualifying shares) is owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (for purposes of this Agreement, “Subsidiary” means, as applied to any person, any corporation, limited or general partnership, trust, association or other business entity of which an aggregate of greater than 50% of the outstanding Voting Shares of such person is, at any time, directly or indirectly, owned by such person and/or one or more subsidiaries of such person and “Significant Subsidiary” shall have the meaning of “significant subsidiary” as set forth in Regulation S-X under the United States Securities Act of 1933, as amended (the “Securities Act”); for purposes of the definition of “Subsidiary,” “Voting Shares” means, with respect to any corporation, the capital stock having the general voting power under ordinary circumstances to elect at least a majority of the board of directors (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency));

(l)  Prior to the date hereof, neither the Company nor, to the Company’s knowledge, any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Issuer Preferred Securities in violation of the Exchange Act;

(m)  Other than as set forth or incorporated by reference in the Pricing Memorandum prior to the date hereof, or as encountered in the ordinary course of business in the Company’s claims activities, there are no legal or governmental actions, suits or proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property of the Company or any of its Significant Subsidiaries is the subject, which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the operations of the Company and its Significant Subsidiaries; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(n)  The financial statements of the Company and its consolidated Subsidiaries incorporated by reference in the Pricing Memorandum and the Offering Memorandum present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and except as otherwise disclosed in the Pricing Memorandum, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis;

(o)  Each of the Company and its Significant Subsidiaries possess adequate certificates, authorities, licenses or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(p)  None of the Ceding Insurers, the Company or any of its Significant Subsidiaries is in violation of its Articles of Association or Memorandum of Association (or similar organizational documents) or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such defaults which would not result in a Material Adverse Effect;

(q)  The statements set forth in the Pricing Memorandum and the Offering Memorandum under the captions “Notice to Investors”, “Summary”, “Ratings”, “Description of the Issuer Preferred Securities”, “Description of the Reinsurance Agreement”, “Description of the Securities Issuance Agreement”, “Description of the Asset Swap Agreement”, “Description of the Interest Rate Swap Agreement”, “Description of the Trust Account and the Trust Agreement”, “Description of the XL Preferred Securities”, “Book-Entry Issuance”, and “Certain Tax Considerations”, insofar as they purport to constitute a summary of the terms of the Issuer Preferred Securities, the XL Preferred Securities, if and when issued, and the Transaction Documents and, insofar as they purport to describe the provisions of the documents or laws referred to therein, are accurate, complete and fair in all material respects;

(r)  The Company is subject to Section 13 or 15(d) of the Exchange Act;

(s)  The Company is not and, after giving effect to the offering and sale of the Issuer Preferred Securities and the XL Preferred Securities, if any, assuming the XL Preferred Securities were issued as of the date hereof, and the other transactions contemplated by the Pricing Memorandum and the Offering Memorandum, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(t)  The Company has not, nor has any person acting on behalf of the Company (excluding the Manager, as to which no representation is made), offered or sold Issuer Preferred Securities or XL Preferred Securities outside the United States to non-U.S. persons (as defined in Rule 902 under the Securities Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act, and the Company and any affiliate of the Company and any person acting on its or their behalf (excluding the Manager, as to which no representation is made) has complied with and will implement the “offering restriction” within the meaning of such Rule 902;

(u)  PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its Subsidiaries, and have audited the Company’s internal control over financial reporting and management’s assessment thereof, are an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder;

(v)  No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Manager to the Cayman Islands or any political subdivision or taxing authority thereof or therein in connection with the issuance, sale and delivery by the Company to the Issuer of the XL Preferred Securities, if issued, pursuant to the terms of the Securities Issuance Agreement;

(w)  The Company and its Subsidiaries maintain a system of "internal control over financial reporting" (as such term is defined in Rule 13a-15(f) under the Exchange Act). The Company's and its Subsidiaries' internal control over financial reporting is effective and the Company and its Subsidiaries are not aware of any material weaknesses in its internal control over financial reporting;

(x)  The Company and its Subsidiaries maintain "disclosure controls and procedures" (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective; and

(y)  Subject to compliance by the Manager with the representations, warranties and agreements set forth in Section 4, it is not necessary in connection with the offer, sale and delivery of the Issuer Preferred Securities to the Manager and to each subsequent purchaser in the manner contemplated by this Agreement, the Transaction Documents, the Pricing Memorandum and the Offering Memorandum, or the XL Preferred Securities, if and when issued, to the Issuer pursuant to the Securities Issuance Agreement to register the Issuer Preferred Securities or the XL Preferred Securities, if and when so issued, under the Securities Act.

2.  The Issuer represents and warrants to, and agrees with, the Manager that:

(a)  The Preliminary Offering Memorandum or the Offering Memorandum and any amendments or supplements thereto did not and will not, as of their respective dates, and the Pricing Disclosure Package at the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation, warranty and agreement shall not apply to (i) any statements in or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by the Manager expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum and (ii) the information under the “Description of the XL Preferred Securities” and the information contained in the Exchange Act Reports incorporated by reference into the Preliminary Offering Memorandum and the Offering Memorandum;

(b)  The Issuer has not sustained any loss or interference with its business from any court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Memorandum and the Offering Memorandum, which loss or interference would have a material adverse effect on the current or future condition (financial or other), business, properties or results of operations of the Issuer, or the transactions contemplated by this Agreement and the Transaction Documents (an “Issuer Material Adverse Effect”), or would reasonably be expected to have a prospective Issuer Material Adverse Effect; and, since the respective dates as of which information is given in the Pricing Memorandum and the Offering Memorandum, there has not been any event that would have a prospective material adverse change or an Issuer Material Adverse Effect, otherwise than as set forth or contemplated in the Pricing Memorandum and the Offering Memorandum;

(c)  The Issuer has been duly incorporated and is validly existing as an exempted company in good standing under the laws of the Cayman Islands, with full power and authority to own its properties and to conduct its activities as described in the Pricing Memorandum and to enter into and perform its obligations under this Agreement and the Transaction Documents to which it is a party and to consummate the Transactions and is licensed as a Restricted Class B insurer under the laws of the Cayman Islands (including the Insurance Laws (2004 Revision)); and the Issuer does not need to be qualified as a foreign corporation to conduct activities in any other jurisdiction, except where such failure to be so qualified in any such jurisdiction or to have any such power or authority would not have an Issuer Material Adverse Effect. The Issuer (i) has conducted and will conduct no business other than the transactions contemplated by this Agreement and the Transaction Documents as described in the Pricing Memorandum and the Offering Memorandum; (ii) is not a party to or bound by, nor are any of its assets or property subject to, any indenture, mortgage, deed of trust, loan agreement, other agreement or instrument other than this Agreement and the Transaction Documents to which it is a party; (iii) does not have any employees, has no indebtedness and has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Transaction Documents, and described in the Pricing Memorandum and the Offering Memorandum; and (iv) is not a party or subject to, nor are its assets or properties subject to, any action, suit or proceeding of any nature and, to the best of the Issuer’s knowledge, no such proceedings are threatened or contemplated by Governmental Agencies or threatened by others;

(d)  Each of the Transaction Documents to which the Issuer is a party has been duly authorized by the Issuer and, as of the Time of Delivery, will have been duly executed and delivered by the Issuer; and upon execution and delivery by the other parties thereto, will constitute a valid and legally binding agreement of the Issuer, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, liquidation, winding up, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in equity or at law);

(e)  This Agreement has been duly authorized, executed and delivered by the Issuer;

(f)  The Issuer Preferred Securities have been duly and validly authorized and, as of the Time of Delivery, will have been duly executed by the Issuer, and, when delivered against payment of the purchase price therefor as contemplated in this Agreement will constitute valid and legally binding obligations of the Issuer, enforceable against such entity in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and will conform to the descriptions thereof in the Pricing Disclosure Package and the Offering Memorandum;

(g)  The issue and sale by the Issuer of the Issuer Preferred Securities, the execution and delivery of this Agreement and the Transaction Documents and the compliance by the Issuer with all of the provisions of the Issuer Preferred Securities, this Agreement and the Transaction Documents and the consummation of the transactions contemplated herein and therein and by the Pricing Memorandum and the Offering Memorandum will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, nor will such action result in any violation of the provisions of the Articles of Association or the Memorandum of Association (or similar organizational documents) of the Issuer, or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Issuer or any of its properties, except in each case (other than with respect to such Articles of Association or Memorandum of Association (or similar organizational documents)) for such conflicts, violations, breaches or defaults which would not result in an Issuer Material Adverse Effect;

(h)  The Issuer possesses adequate certificates, authorities, licenses or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, or to be operated by it as described in the Pricing Memorandum or the Offering Memorandum, and has not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect;

(i)  The Issuer is not in violation of its Articles of Association or Memorandum of Association (or similar organizational documents) or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such defaults which would not result in an Issuer Material Adverse Effect;

(j)  The Issuer Preferred Securities and the Transaction Documents to which the Issuer is a party conform in all material respects to the statements relating thereto and descriptions thereof contained in the Pricing Memorandum and the Offering Memorandum; and the statements set forth in the Pricing Memorandum and the Offering Memorandum under the captions “Summary”,

“Ratings”, “Description of the Issuer Preferred Securities”, “Description of the Reinsurance Agreement”, “Description of the Securities Issuance Agreement”, “Description of the Asset Swap Agreement”, “Description of the Interest Rate Swap Agreement”, “Description of the Trust Account and the Trust Agreement”, “Book-Entry Issuance”, and “Certain Tax Considerations”, insofar as they purport to constitute a summary of the terms of the Issuer Preferred Securities and the Transaction Documents and, insofar as they purport to describe the provisions of the documents or laws referred to therein, fairly summarize such documents and laws in all material respects;

(k)  The Issuer is not, and after giving effect to the offering and sale of the Issuer Preferred Securities and the other transactions contemplated by the Pricing Memorandum and the Offering Memorandum, will not be an “investment company”, as such term is defined in the Investment Company Act;

(l)  The Issuer has not, nor has any person acting on its behalf (excluding the Manager, as to which no representation is made), offered or sold the Issuer Preferred Securities outside the United States to non-U.S. persons (as defined in Rule 902 under the Securities Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Issuer, and any affiliate of the Issuer and any person acting on its or their behalf has complied with and will implement the “offering restriction” within the meaning of such Rule 902;

(m)  Assuming the accuracy of the representations, warranties and agreements of the Manager in Section 4, no Governmental Authorization is required, other than those which have been obtained and are in full force and effect at the Applicable Time and at the Time of Delivery, for (i) the issue and sale by the Issuer of the Issuer Preferred Securities pursuant to this Agreement, (ii) the execution, delivery and performance by the Issuer of this Agreement, the Issuer Preferred Securities or the Transaction Documents or (iii) the consummation of the Transactions; and

(n)  Subject to compliance by the Manager with the representations, warranties and agreements set forth in Section 4, it is not necessary in connection with the offer, sale and delivery of the Issuer Preferred Securities to the Manager and to each subsequent purchaser in the manner contemplated by this Agreement, the Transaction Documents, the Pricing Memorandum and the Offering Memorandum to register the Issuer Preferred Securities under the Securities Act.

3.  Subject to the terms and conditions herein set forth:

(a)  the Issuer agrees to issue and sell to the Manager, and the Manager agrees to purchase from the Issuer, the Issuer Preferred Securities at a purchase price of U.S.$1,000 per security; and

(b)  the Company agrees to pay the Manager a commission of U.S.$12.50 for each security the Manager purchases from the Issuer. The Manager shall not be obligated to purchase any Issuer Preferred Securities for which it does not receive such commission.

4.  Upon the authorization by the Issuer of the release of the Issuer Preferred Securities, the Manager proposes to offer the Issuer Preferred Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Memorandum and the Manager hereby represents and warrants to and agrees with the Company and the Issuer that it will offer and sell the Issuer Preferred Securities only upon the terms and conditions set forth in Annex I to this Agreement.

5.  (a)  The Issuer Preferred Securities to be purchased by the Manager hereunder will be represented by one or more definitive global securities in book-entry form which will be registered in the name of, and deposited by or on behalf of the Issuer with, a nominee for Euroclear Bank S.A./N.A. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream”). The Issuer will deliver the Issuer Preferred Securities to the Manager against payment by or on behalf of the Manager of the purchase price therefor by wire transfer of immediately available funds to the account specified by the Issuer to the Manager at least twenty-four hours in advance, by causing Euroclear and Clearstream to credit the Issuer Preferred Securities to the account of the Manager. The Issuer will, upon request by the Manager, cause the certificates representing the Issuer Preferred Securities to be made available to the Manager for checking at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of the nominee of Euroclear and Clearstream (the “Designated Office”). The time and date of such delivery and payment shall be 2:00 p.m., London time, on December 12, 2006 or such other time and date as the Manager and the Issuer may agree upon in writing. Such time and date for delivery of the Issuer Preferred Securities is herein called the “Time of Delivery”.

(b)  The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross-receipt for the Issuer Preferred Securities and any additional documents requested by the Manager pursuant to Section 9(s) hereof, will be delivered at the offices of Simpson Thacher & Bartlett LLP, One Ropemaker Street, London EC2Y 9HU, England (the “Closing Location”), and the Issuer Preferred Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 7:00 p.m., London time, on the London Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.

6.  The Company and the Issuer, severally and not jointly, agree with the Manager (each as to itself only):

(a)  To prepare the Offering Memorandum in a form approved by you; to make no amendment or any supplement to the Offering Memorandum which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

(b)  Promptly from time to time to take such action as you may reasonably request to qualify the Issuer Preferred Securities and the XL Preferred Securities issuable pursuant to the Securities Issuance Agreement at the time of issuance, for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution to subsequent purchasers of the Issuer Preferred Securities, or the XL Preferred Securities pursuant to the Securities Issuance Agreement, as the case may be, provided that in connection therewith neither the Company nor the Issuer shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)  To furnish the Manager with copies of the Exchange Act Reports, the Preliminary Offering Memorandum and the Final Offering Memorandum and each amendment or supplement thereto and additional written and electronic copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of three months after the date of the Offering Memorandum, any event shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Memorandum, to notify you and upon your request to prepare and furnish without charge to you and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Memorandum or a supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance;

(d)  During the period beginning from the date hereof and continuing until the date 60 days after the Time of Delivery, not to directly or indirectly, without the Manager’s prior written consent, other than as contemplated by the Securities Issuance Agreement and other than with respect to the Series C Ordinary Preference Shares of the Company: (i) offer, pledge, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Issuer Preferred Securities, XL Preferred Securities or substantially similar securities; (ii) sell any option or contract to purchase any Issuer Preferred Securities, XL Preferred Securities or substantially similar securities; (iii) purchase any option or contract to sell any Issuer Preferred Securities, XL Preferred Securities or substantially similar securities; (iv) grant any option, right or warrant for any Issuer Preferred Securities, XL Preferred Securities or substantially similar securities; (v) file a registration statement for any Issuer Preferred Securities, XL Preferred Securities or substantially similar securities; or (iv) lend or otherwise dispose of or transfer any Issuer Preferred Securities, XL Preferred Securities or substantially similar securities;

(e)  Not to be or become an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, unless the Company determines, after taking all reasonable measures to counteract such status, such status is required in order to comply with any change in the Investment Company Act or written change in interpretations or application of the rules and regulations thereunder;

(f)  Prior to the expiration of two years after the Time of Delivery, for (i) the Company to furnish to the Issuer who will furnish holders of the Issuer Preferred

Securities and (ii) the Company to furnish to holders of XL Preferred Securities, if any, as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), to make available to its securityholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, except, in each case, to the extent such reports, communications, statements or other information are publicly available or the deadline of such reports or information to the Commission has not yet occurred;

(g)  During a period of two years after the Time of Delivery, that the Company, on behalf of the Issuer, shall furnish to the Manager upon request copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to the Manager (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Issuer Preferred Securities or XL Preferred Securities, if any, or any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and (ii) such additional information concerning the business and financial condition of the Company as the Manager may from time to time reasonably request, except, in each case, such information that the Company determines, in its sole discretion, constitutes material non-public information (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission), except, in each case, to the extent such reports, communications, statements or other information are publicly available or the deadline of such reports or information to the Commission has not yet occurred;

(h)  To take all reasonable actions necessary, including engaging advisers to act on behalf of the Company or the Issuer, to enable Moody’s, S&P, Fitch and A.M. Best to provide at the Time of Delivery their respective credit ratings of the Issuer Preferred Securities and the XL Preferred Securities, if issued;

(i)  To cooperate with the Manager and use their reasonable best efforts to permit the Issuer Preferred Securities and/or XL Preferred Securities to be eligible for clearance and settlement through the facilities of Euroclear and Clearstream;

(j)  To use the proceeds from the Issuer Preferred Securities and the XL Preferred Securities, if and when issued, in the manner specified in the Pricing Memorandum under the caption “Use of Proceeds”;

(k)  In the case of the Company, so long as any XL Preferred Securities remain issuable pursuant to the Securities Issuance Agreement or are issued and outstanding, to file all documents, if any, required to be filed with the Commission pursuant to the Exchange Act within the time periods prescribed by the Exchange Act and the rules and regulations thereunder, including any applicable grace periods thereunder; and

(l)  For the Company, to reserve and keep available at all times, free of preemptive rights, XL Preferred Securities for the purpose of enabling the Company to satisfy any obligations to issue XL Preferred Securities pursuant to the Securities Issuance Agreement and in such amounts as shall be sufficient to satisfy such obligations.

7.  (a)  The Company and the Issuer each represent and agree with the Manager that, without the Manager’s prior consent, it has not made and will not make any offer relating to the Issuer Preferred Securities that, if the offering of the Issuer Preferred Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Securities Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (any such offer is hereinafter referred to as a “Company Supplemental Disclosure Document”);

(b)  The Manager represents and agrees that, without the prior consent of the Company and the Issuer, other than one or more term sheets relating to the Issuer Preferred Securities containing customary information and conveyed to purchasers of securities, it has not made and will not make any offer relating to the Issuer Preferred Securities that, if the offering of the Issuer Preferred Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Securities Act with the Commission, would constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act (any such offer (other than any such term sheets), is hereinafter referred to as a “Manager Supplemental Disclosure Document”); and

(c)  Any Company Supplemental Disclosure Document or Manager Supplemental Disclosure Document the use of which has been consented to by the Company, the Issuer and Goldman Sachs International is listed on Schedule I(b) hereto.

8.  The Company covenants and agrees with the Manager that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Issuer’s counsel and accountants in connection with the issue and sale of the Issuer Preferred Securities and XL Preferred Securities, if any, and all other expenses in connection with the preparation and printing of any Preliminary Offering Memorandum, the Pricing Memorandum and the Offering Memorandum and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Manager and dealers; (ii) any fees, disbursements and expenses of the Manager’s counsel in excess of an aggregate of U.S.$750,000 of such counsel’s fees, disbursements and expenses; (iii) the fees, disbursements and expenses of the Administrator, the Agent and their respective counsel in connection with the Administration Agreement; (iv) the fees, disbursements and expenses of the Account Trustee and its counsel in connection with the Trust Agreement; (v) the cost of printing or producing this Agreement, the Transaction Documents, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Issuer Preferred Securities or the XL Preferred Securities; (vi) all expenses in connection with the qualification of the Issuer Preferred Securities and the XL Preferred Securities, if any, for offering and sale under the securities laws of such jurisdictions as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Manager in connection with such qualification; (vii) any fees charged by securities rating services for rating the Issuer Preferred Securities or the XL Preferred Securities; (viii) the cost of preparing the Issuer Preferred Securities or the XL Preferred Securities; (ix) the fees and expenses of any transfer agent or registrar or dividend disbursing agent; (x) all expenses and taxes arising as a result of the issuance, sale and delivery of the Issuer Preferred Securities or the XL Preferred Securities, of the sale and delivery outside of the Cayman Islands of the Issuer Preferred Securities or the XL Preferred Securities by the Manager to the purchasers thereof in the manner contemplated under this Agreement and the Transaction Documents, including, in any such case, any Cayman Islands income, capital gains, withholding, transfer or other tax asserted against the Manager by reason of the purchase and sale of the Issuer Preferred Securities or XL Preferred Securities pursuant to this Agreement and the Transaction Documents; and (xi) all other costs and expenses incident to the performance of the Company’s and the Issuer’s obligations hereunder which are not otherwise specifically provided for in this Section (including but not limited to pre-marketing and roadshow expenses, including travel, lodging, conference calls and other related expenses). It is understood, however, that, except as provided in this Section, and Sections 10, 12 and 22 hereof and Annex I hereto, the Manager will pay all of its own costs and expenses, including up to U.S.$750,000 for fees, disbursements and expenses of its counsel, transfer taxes on resale of any of the Issuer Preferred Securities or XL Preferred Securities by them, and any advertising expenses connected with any offers they may make.

9.  The obligations of the Manager hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and the Issuer herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Issuer shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a)  Simpson Thacher & Bartlett LLP, counsel for the Manager, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(b)  Cahill Gordon & Reindel llp, United States counsel for the Company, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you, substantially in the form attached hereto in Annex II;

(c)  Cadwalader, Wickersham & Taft LLP, United States counsel for the Issuer shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you, substantially in the form attached hereto in Annex III

(d)  Cadwalader, Wickersham & Taft LLP, United Kingdom counsel for the Issuer shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you, substantially in the form attached hereto in Annex IV;

(e)  Appleby Hunter Bailhache, Cayman Islands counsel for the Company, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you, substantially in the form attached hereto in Annex V;

(f)  Appleby Hunter Bailhache, Bermuda counsel for the Company, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you, substantially in the form attached hereto in Annex VI;

(g)  Maples and Calder, Cayman Islands counsel for the Issuer, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you, substantially in the form attached hereto in Annex VII;

(h)  Slaughter and May, special United Kingdom tax counsel for the Company, shall have furnished to you’re their written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you, substantially in the form attached hereto in Annex VIII;

(i)  Kirstin Romann Gould, Executive Vice President and General Counsel Corporate Affairs to the Company, shall have furnished to you her written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you, substantially in the form attached hereto in Annex IX;

(j)  Albert P Zakes, General Counsel to IXIS Capital Markets North America Inc., counsel to the Interest Rate Swap Counterparty, shall have furnished to you his written opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to you, substantially in the form attached hereto in Annex X;

(k)  On the date of the Offering Memorandum prior to the execution of this Agreement and also at the Time of Delivery, PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Company, who have certified the financial statements of the Company and its Subsidiaries and have audited the Company’s internal control over financial reporting and management’s assessment thereof, shall have furnished to you a “comfort” letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you;

(l)  At the time this Agreement is executed and at the Time of Delivery, you shall have received a comfort letter from the Company, signed by the Chief Financial Officer of the Company, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you, in the form attached hereto as Annex XI;

(m)  (i) None of the Issuer, the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Memorandum, and (ii) since the respective dates as of which information is given in the Pricing Memorandum, there shall not have been any change in the capital stock (other than changes resulting from the exercise of options or the conversion of warrants or capital stock which were outstanding as of such date, or from the exercise of options granted after such date in the ordinary course of business or from repurchases of capital stock) or long-term debt of any of the Issuer, the Company or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of any of the Issuer, the Company and its Significant Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Memorandum, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Issuer Preferred Securities on the terms and in the manner contemplated in this Agreement and in the Offering Memorandum;

(n)  At the Time of Delivery, the Issuer Preferred Securities shall be rated at least “Baa2” by Moody’s , “BBB” by S&P, “A-” by Fitch and “bbb” by A.M. Best and each such rating agency shall have delivered to the Manager a letter dated as of the Time of Delivery, or other evidence satisfactory to the Manager, confirming that the Issuer Preferred Securities have such ratings; and on or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Issuer Preferred Securities or debt securities or preference shares of any of the Issuer, the Company or its Significant Subsidiaries or any such entity’s financial strength or claims paying ability by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Issuer Preferred Securities, the XL Preferred Securities, the Company or its Significant Subsidiaries or any such entity’s debt securities or claims paying ability;

(o)  On or after the date of the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (the “Exchange”); (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities in New York, London, the Cayman Islands or Bermuda declared by the relevant authority or a material disruption in commercial banking or securities settlement or clearance services in the United States, Belgium, Luxembourg or any other relevant jurisdiction; (iv) the outbreak or escalation of hostilities involving the United States, any member state of the European Union, the Cayman Islands or Bermuda or the declaration by the United States, any member state of the European Union, the Cayman Islands or Bermuda of a national emergency or war, if the effect of any such event specified in this clause (iv) in your judgment is so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Issuer Preferred Securities being delivered at the Time of Delivery on the terms and in the manner contemplated in the Offering Memorandum; (v) a change or development involving a prospective change in the Cayman Islands, Bermuda or United Kingdom taxation affecting the Company, the Issuer Preferred Securities, the XL Preferred Securities or the transfer thereof or the imposition of exchange controls by the United States, Bermuda or the Cayman Islands; or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or currency exchange rates or controls in the United States, the United Kingdom, the Cayman Islands, Bermuda or elsewhere, if the effect of any such event specified in this clause (vi) in your judgment is so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Issuer Preferred Securities being delivered at the Time of Delivery on the terms and in the manner contemplated in the Offering Memorandum;

(p)  Each of the Company and the Issuer shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and the Issuer, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Issuer herein at and as of the Time of Delivery, as to the performance by the Company and the Issuer of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsections (m) and (n) of this Section and as to such other matters as you may reasonably request;

(q)  All documentation with respect to the Transactions shall be in form and substance reasonably satisfactory to the Manager, and all of such Transactions shall have been consummated, or shall be consummated simultaneously with the sale of the Issuer Preferred Securities hereunder, that in the reasonable judgment of the Manager all of the transactions described in the Offering Memorandum shall have been consummated by and as of the Time of Delivery in form and substance reasonably satisfactory to the Manager;

(r)  All consents, approvals, authorizations, orders, filings, registrations or qualifications of or with any Governmental Agency (including those listed on Schedule III) shall have been made or obtained and be in full force and effect by and as of the Time of Delivery; and

(s)  The Company and the Issuer shall have furnished to the Manager such further information, certificates and documents as the Manager may reasonably request to evidence compliance with the conditions set forth in this Section 9 and all proceedings taken by the Company and the Issuer, if any, shall be reasonably satisfactory to the Manager and its counsel.

10.  (a)The Company and the Issuer will, jointly and severally, indemnify and hold harmless the Manager against any losses, claims, damages or liabilities to which the Manager may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, the Pricing Memorandum, the Offering Memorandum, or any amendment or supplement thereto, any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and will reimburse the Manager for expenses reasonably incurred by the Manager in connection with investigating or defending any such action or claim as such expenses are incurred, including the reasonable fees and expenses of one counsel (in addition to any applicable local counsel); provided, however, that the Company and the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Memorandum, the Offering Memorandum or any such amendment or supplement thereto, or any Company Supplemental Disclosure Document, in reliance upon and in conformity with written information furnished to the Company by the Manager expressly for use therein.

(b)  The Manager will indemnify and hold harmless the Company and the Issuer against any losses, claims, damages or liabilities to which the Company or the Issuer may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, the Pricing Memorandum, the Offering Memorandum, or any amendment or supplement thereto, or any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Memorandum, the Pricing Memorandum, the Offering Memorandum or any such amendment or supplement thereto, or any Company Supplemental Disclosure Document in reliance upon and in conformity with written information furnished to the Company or the Issuer by the Manager expressly for use therein; and will reimburse the Company and the Issuer for any legal or other expenses reasonably incurred by the Company or the Issuer in connection with investigating or defending any such action or claim as such expenses are incurred, including the reasonable fees and expenses of one counsel (in addition to any applicable local counsel).

(c)  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)  If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Issuer on the one hand and the Manager on the other from the offering of the Issuer Preferred Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Issuer on the one hand and the Manager on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Issuer on the one hand and the Manager on the other shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Issuer Preferred Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Issuer bear to the total underwriting discounts and commissions received by the Manager, in each case as set forth in the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Issuer on the one hand or the Manager on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Issuer and the Manager agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Manager shall not be required to contribute any amount in excess of the amount by which the total price at which the Issuer Preferred Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which the Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(e)  The obligations of the Company and the Issuer under this Section 10 shall be in addition to any liability which the Company and the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Manager within the meaning of the Securities Act; and the obligations of the Manager under this Section 10 shall be in addition to any liability which the Manager may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Issuer and to each person, if any, who controls the Company and the Issuer within the meaning of the Securities Act.

11.  The respective indemnities, agreements, representations, warranties and other statements of the Company, the Issuer and the Manager, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Manager or any controlling person of the Manager, or the Company, or any officer or director or controlling person of the Company, the Issuer, or any officer or director or controlling person of the Issuer, and shall survive delivery of and payment for the Issuer Preferred Securities.

12.  If, for any reason other than a default of the Manager, the Issuer Preferred Securities are not delivered by or on behalf of the Issuer as provided herein, the Company and the Issuer will, jointly and severally, reimburse the Manager for all out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred by the Manager in making preparations for the purchase, sale and delivery of the Issuer Preferred Securities not so delivered, but the Company shall then be under no further liability to the Manager except as provided in Sections 8, 10 and 22 hereof.

13.  All statements, requests, notices and agreements hereunder shall be in writing, and if to:

(a)  the Manager shall be delivered or sent by mail, telex or facsimile transmission to the address set forth below (or such other address as the Manager may give notice to the parties hereto):

Goldman Sachs International
Peterborough Court
133 Fleet Street
London EC4A 2BB, England
Attention: IBD Legal
(telecopier no. 44-(20)-7774-4123);

(b)     the Company shall be delivered or sent by mail, telex or facsimile transmission to the address set forth below (or such other address as the Company may give notice to the parties hereto):

XL Capital Ltd
XL House
One Bermudiana Road

Hamilton, Bermuda
Attention: General Counsel Corporate Affairs
(telecopier no. 441-296-4867); and

(c)     the Issuer shall be delivered or sent by mail, telex or facsimile transmission to the address set forth below (or such other address as the Issuer may give notice to the parties hereto):

Stoneheath Re
c/o HSBC Financial Services (Cayman) Limited
Strathvale House, North Church Street
P.O. Box 1109
Georgetown
Grand Cayman KY1-1102
Cayman Islands
Attention: The Directors
(telecopier no. 345-949-7634).

Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14.     This Agreement shall be binding upon, and inure solely to the benefit of, the Manager, the Company, the Issuer and, to the extent provided in Section 10 hereof, the officers and directors of the Company, the Issuer or the Manager and each person who controls the Company, the Issuer or the Manager, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Issuer Preferred Securities from the Manager shall be deemed a successor or assign by reason merely of such purchase.

15.  Each of the Company and the Issuer irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Issuer brought by the Manager or by any person who controls the Manager arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal district court for the Southern District of New York and the New York County Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Issuer has appointed CT Corporation System, New York, New York, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in the federal district court for the Southern District of New York and the New York County Court by the Manager or by any person who controls the Manager, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Issuer represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company or the Issuer shall be deemed, in every respect, effective service of process upon the Company or the Issuer.

16.  Time shall be of the essence in this Agreement. As used herein, the term “business day” shall mean any London Business Day. “London Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in London are generally authorized or obligated by law or executive order to close.

17.  Each of the Company and the Issuer acknowledges and agrees that (i) the purchase and sale of the Issuer Preferred Securities pursuant to this Agreement is an arm's-length commercial transaction between the Company and the Issuer, on the one hand, and the Manager, on the other, (ii) in connection therewith and with the process leading to such transaction the Manager is acting solely as a principal and not as the agent or fiduciary of the Company or the Issuer, (iii) the Manager has not assumed an advisory or fiduciary responsibility in favor of the Company or the Issuer with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Manager has advised or is currently advising the Company or the Issuer on other matters) or any other obligation to the Company or the Issuer except the obligations expressly set forth in this Agreement and (iv) each of the Company and the Issuer has consulted its own legal and financial advisors to the extent it deemed appropriate.  Each of the Company and the Issuer agrees that it will not claim that the Manager has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Issuer, in connection with such transaction or the process leading thereto.

18.  This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Issuer and the Manager, or any of them, with respect to the subject matter hereof.

19.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

20.  Each of the Company, the Issuer and the Manager hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.  This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

22.  In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company and the Issuer will, jointly and severally, indemnify the Manager against any loss incurred by such Manager as a result of any variation between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which the Manager is able to purchase United States dollars with the amount of judgment currency actually received by the Manager. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Issuer and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

23.  All obligations of and any claims against the Issuer under this Agreement shall be with recourse solely to the Issuer’s assets (other than its ordinary share capital of U.S.$5,000, the amount equal to U.S.$1,500 paid to the Issuer as a transaction fee, any interest income earned on such excluded amounts and the Cayman Islands bank account in which such amounts are held). The provisions of this Section 23 shall survive the termination of this Agreement.

24.  Notwithstanding anything to the contrary in this Agreement, all obligations of and any claims against the Issuer under this Agreement shall be extinguished and shall not thereafter revive in the event that, at any time, the Issuer’s assets (other than its ordinary share capital of U.S.$5,000, the amount equal to U.S.$1,500 paid to the Issuer as a transaction fee, any interest income earned on such excluded amounts and the Cayman bank account in which such amounts are held) are exhausted. The Manager shall have no further claim thereafter against the Issuer, its directors, officers or shareholders for any shortfall. The Manager shall only have recourse to the Issuer’s assets (other than its ordinary share capital of U.S.$5,000, the amount equal to U.S.$1,500 paid to the Issuer as a transaction fee, any interest income earned on such excluded amounts and the Cayman Islands bank account in which such amounts are held) for satisfaction of the Issuer’s obligations hereunder. The provisions of this Section 24 shall survive the termination of this Agreement.

25.  The Manager, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal, state or foreign bankruptcy or similar law in connection with any obligations hereunder. The provisions of this Section 25 shall survive the termination of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

If the foregoing is in accordance with your understanding, please sign and return to us one for each of the Company, the Issuer and the Manager plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of the Manager, this letter and such acceptance hereof shall constitute a binding agreement among the Manager, the Company and the Issuer.

Very truly yours,

XL Capital Ltd

By: /s/ Kirstin R. Gould
Name: Kirstin R. Gould
Title: EVP, General Counsel -
Corporate Affairs, Secretary

Stoneheath Re

By: /s/ Linda Haddleton
Name: Linda Haddleton
Title: Director

Accepted as of the date hereof:

Goldman Sachs International

By: /s/ Tim Grayson
Name: Tim Grayson
Title: Attorney-in-Fact

SCHEDULE I

(a)  Additional Documents Incorporated by Reference:

Current Report on Form 8-K filed by the Company on December 5, 2006

(b)  Approved Supplemental Disclosure Documents:

Bloomberg roadshow

SCHEDULE II

Terms are used in this Schedule II with the meanings assigned to them in the Preliminary Offering Memorandum dated November 27, 2006.

Issuer Preferred Securities

Number of
Issuer Preferred Securities Offered:	350,000

Aggregate Liquidation Preference of
Issuer Preferred Securities:	U.S. $350,000,000

Gross Proceeds from Offering of
Issuer Preferred Securities:	U.S. $350,000,000

Fixed Rate for Dividends on
Issuer Preferred Securities:	6.868%

Floating Rate for Dividends on
Issuer Preferred Securities:	Three-Month LIBOR plus 3.120%

XL Preferred Securities and
Securities Issuance Agreement

Aggregate Liquidation Preference of
XL Preferred Securities Issuable under
Securities Issuance Agreement:	U.S. $350,000,000

Fixed Rate for Dividends on
XL Preferred Securities:	6.868%

Floating Rate for Dividends on
XL Preferred Securities:	Three-Month-LIBOR plus 3.120%

Discount Rate for Calculating
Make-Whole-Amount for Each Redemption:	Treasury Rate plus 50 Basis Points

Approval Date for Specific Terms of
XL Preferred Securities:	December 5, 2006

Reinsurance Agreement
Policy Aggregate Limit:	U.S. $350,000,000

Initial Aggregate Retention Amount:	U.S. $350,000,000

Reinsurance Premium:	2.320% during the Reinsurance Premium
Payment Period and 3.170% during any

Extended Reinsurance Premium Payment
Period

Interest Rate Swap Agreement

Rate for Calculating Fixed Rate Payments:	4.551%

Trust Agreement and Trust Account

Maximum Funds Available for Distribution
to Ceding Insurers:	U.S. $350,000,000

Maximum Funds Available for Distribution
to XLIB:	U.S. $350,000,000

SCHEDULE III

ANNEX I

ANNEX II

CAHILL GORDON & REINDEL LLP FORM OF OPINION

ANNEX III

CADWALADER, WICKERSHAM & TAFT LLP FORM OF OPINION

ANNEX IV

CADWALADER, WICKERSHAM & TAFT LLP FORM OF OPINION

ANNEX V

APPLEBY HUNTER BAILHACHE FORM OF OPINION

ANNEX VI

APPLEBY HUNTER BAILHACHE FORM OF OPINION

ANNEX VII

MAPLES AND CALDER FORM OF OPINION

ANNEX VIII

SLAUGHTER AND MAY FORM OF OPINION

ANNEX IX

XL CAPITAL LTD FORM OF OPINION

ANNEX X

IXIS FORM OF OPINION

ANNEX XI

FORM OF MANAGEMENT COMFORT LETTER